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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 21, 1997
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                             JONES INTERCABLE, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



       Colorado                    1-9953                  84-0613514
       --------                    ------                  ----------
(State of Organization)       (Commission File No.)      (IRS Employer
                                                         Identification No.)


                                 P.O. Box 3309
                9697 E. Mineral Avenue, Englewood, CO 80155-3309
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              (Address of principal executive office and Zip Code)
              ----------------------------------------------------


       Registrant's telephone number, including area code (303) 792-3111
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Item 5.  Other Events.
         ------------

         Pursuant to an effective Registration Statement on Form S-3
(No. 33-62537) allowing it to offer up to $600,000,000 of senior debt securities, senior subordinated debt securities, subordinated debt securities and Class A Common Stock, Jones Intercable, Inc. (the "Company") issued and sold $250,000,000 of its 8 7/8% Senior Notes Due 2007 (the "Notes") on March 18, 1997 in a transaction which closed on March 21, 1997. Interest on the Notes is payable semiannually on April 1 and October 1 of each year, commencing October 1, 1997. The Notes will mature on April 1, 2007. The Notes will not be redeemable prior to April 1, 2004. From April 1, 2004 until March 31, 2005, the Notes will be redeemable, in whole or in part, on at least 30 and not more than 60 days' notice at the option of the Company from time to time at 101.109% of principal amount, together with accrued interest to the date fixed for redemption. On or after April 1, 2005, the Notes will be redeemable, in whole or in part, on at least 30 and not more than 60 days' notice at the option of the Company from time to time at 100.000% of principal amount, together with accrued interest to the date fixed for redemption.

         The Company anticipates that the approximately $244,092,500 (after payment of estimated expenses) net proceeds from the offering of the Notes will be used to retire the $160 million outstanding issue of the Company's 11.5% Subordinated Debentures due 2004 (the "11.5% Debentures") at 106.75% of the principal amount thereof and for general corporate purposes. The 11.5% Debentures are redeemable on July 15, 1997. Pending any such use of the proceeds, the proceeds will be applied to reduce the amounts outstanding under the Company's revolving credit facilities.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          1.1 Terms Agreement dated March 18, 1997, between the Company and Lehman Brothers Inc., Chase Securities Inc., NationsBanc Capital Markets, Inc. and TD Securities (USA) Inc.

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          4.1   Second Supplemental Indenture dated March 21, 1997 with respect to $250,000,000 aggregate principal amount of the Company's 8 7/8% Senior Notes due 2007, between the Company and U.S. Trust Company of California, N.A.

          5 Opinion of Elizabeth M. Steele as to the legality of the issuance of the Notes.

          23(a) Consent of Ernst & Young LLP (New York City) to the reference to said firm under the caption "Experts" in the Company's prospectus supplement dated March 18, 1997 to the prospectus included in the Company's registration statement on Form S-3, No. 33-62537, and to the incorporation by reference therein of said firm's reports dated April 12, 1996 and May 15, 1996 with respect to certain historical financial statements relating to cable television systems acquired by the Company during 1996, which reports and historical financial statements were filed with the Securities and Exchange Commission by the Company as exhibits to Current Reports on Form 8-K filed on May 14, 1996 and June 26, 1996.

          23(b) Consent of Ernst & Young LLP (Denver) to the reference to said firm under the caption "Experts" in the Company's prospectus supplement dated March 18, 1997 to the prospectus included in the Company's registration statement on Form S-3, No. 33-62537, and to the incorporation by reference therein of said firm's report dated May 2, 1996 with respect to certain historical financial statements relating to cable television systems acquired by the Company during 1996, which report and historical financial statements were filed with the Securities and Exchange Commission by the Company as exhibits to a Current Report on Form 8-K filed on May 14, 1996.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JONES INTERCABLE, INC.



Dated: March 21, 1997         By:  /s/ Elizabeth M. Steele
                                   ---------------------------
                                    Elizabeth M. Steele
                                    Vice President

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